UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2009

CHINA HEALTH CARE CORPORATION
(Exact name of registrant as specified in its charter)

Wyoming	333-127016	98-0463119
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Room 904, Tung Wai Commercial Building, 109-111 Gloucester Road, Wan Chai,
Hong Kong
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	Tel: (852)-2511-8008
Fax: (852)-2511-8928

T Plaza Center, Suite 400, 15950 North Dallas Parkway, Dallas, TX 75249
Telephone (972) 361-8033
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure

Effective May 12, 2009, we changed the place of our executive offices to Room 904, Tung Wai Commercial Building, 109-111 Gloucester Road, Wan Chai, Hong Kong. Our telephone number is (852)-2511-8008 and our facsimile number is (852)-2511-8928.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HEALTH CARE CORPORATION

By:	/s/ Faith Lam
Faith Lam
Acting Chief Executive Officer and Acting
Chief Financial Officer

Dated: June 11, 2009